                           BNY Hamilton Funds, Inc.

                        Supplement dated April 2, 2008
     To BNY Hamilton Equity Funds Prospectus--Class A and Investor Shares
                                      and
            To BNY Hamilton Funds Prospectus--Institutional Shares
                           each dated April 30, 2007

Effective March 25, 2008, Estabrook Capital Management, LLC ("Estabrook") no longer acted as investment sub-advisor for the BNY Hamilton Large Cap Value Fund (the "Fund"). On March 25, 2008, The Bank of New York (the "Advisor") assumed responsibility for managing the assets of the Fund pursuant to the Fund's existing Investment Advisory Agreement with the Advisor.

Effective March 25, 2008, all references to Estabrook were deleted from the Prospectuses referenced above. These references appear in the sections entitled "Portfolio Managers," "BNY Hamilton Large Cap Value Fund--Principal Investment Strategies," and "Investment Advisor."

Effective March 25, 2008, the following additional changes are made to the Prospectuses referenced above.

1. The sub-section entitled "Principal Investment Strategies" in the section entitled "BNY Hamilton Large Cap Value Fund" is deleted and replaced with the following:

In choosing stocks, The Fund's portfolio managers focus on individual stock selection (a "bottom-up" approach) rather than forecasting stock market trends (a "top-down" approach), and look for value companies. A three-step value screening process is used to select stocks:

   . Value: quantitative screens track traditional measures such as price-to-earnings, price-to-book, price-to-cash flow and price-to-sales ratios; these ratios are analyzed and compared against the market

   . Sound business fundamentals: a company's balance sheet and income statement data are examined to determine the company's financial history and outlook

   . Positive business momentum or a catalyst: a catalyst is often identified in the investment thesis which can be the initial trigger for an improving stock price

The Fund typically sells a stock when it is no longer considered a value company, appears less likely to benefit from the current market and economic environment, shows deteriorating fundamentals or falls short of the portfolio managers' expectations.

The Fund's portfolio generally includes stocks of companies with market capitalization of $5 billion or more at the time of purchase. The Fund may also invest up to 20% of its Assets (as defined below) in companies with market capitalizations of less than $5 billion at the time of purchase. However, such companies generally will have market capitalizations of at least $100 million at the time of purchase.

Under normal circumstances, the Fund invests at least 80% of its Assets in equity securities of large-capitalization issuers and will maintain a weighted-average market capitalization of at least $5 billion. (The Fund will provide its shareholders with at least 60 days' prior notice of any change in this non-fundamental "80%" policy.) "Assets" means net assets plus the amount of borrowings for investment purposes. Equity securities may include common stocks, preferred stocks, convertible securities, equity interests in foreign investment funds or trusts, depositary receipts and other equity investments.

Although it is expected that the Fund will invest primarily in equity securities of U.S. issuers, the Fund may invest up to 20% of its portfolio in equity securities of foreign issuers, including those in emerging markets. Within limits, the Fund also may use certain derivatives (e.g., options, futures), which are investments whose value is determined by underlying securities, indices or reference rates.

As a temporary defensive measure, the Fund may invest more than 20% of its Assets in cash or cash equivalents. Under such circumstances, the Fund may not achieve its investment objective.

The Fund may engage in securities lending in order to generate additional income. The Fund may loan up to 33 1/3% of its total assets, provided such loans are collateralized by securities issued by the U.S. Government or its agencies and instrumentalities, cash or letters of credit.

2. The paragraph entitled "BNY Hamilton Large Cap Value Fund" in the section entitled "Portfolio Managers" is revised as follows:

BNY Hamilton Large Cap Value Fund is managed by Brian C. Ferguson and Julianne
D. McHugh, who have been portfolio managers for the Advisor since 2008. They have managed the Fund since March 2008. Ms. McHugh reports to Mr. Ferguson, although both share equal portfolio management responsibilities with respect to the Fund Mr. Ferguson is also the Director of US Large Capitalization Equities and a Portfolio Manager for US Large Capitalization Value and Dynamic Equity strategies at The Boston Company Asset Management ("TBCAM"). He joined TBCAM as an Equity Research Analyst on the US Small and Mid Capitalization Opportunistic Value Team, focusing on financial services and consumer related stocks.
Mr. Ferguson launched TBCAM's Mid-Capitalization Value Strategy and became co-Portfolio Manager of the Dreyfus Mid-Capitalization Value Fund. Prior to joining TBCAM 1997, he was an Analyst on the Vanguard Windsor Fund at Wellington Management. Ms. McHugh is also a Portfolio Manager on TBCAM's Large Capitalization Value Strategy. She is also an Equity Research Analyst on TBCAM's Large Capitalization Value Investment Team, focusing on the financial and retail industries. Prior to joining TBCAM in 2004, Ms. McHugh was an Equity Analyst at State Street Research & Management, where she focused on the non-bank financial and retail sectors.

                           BNY Hamilton Funds, Inc.

                        Supplement dated April 2, 2008
      to Statement of Additional Information ("SAI") dated April 30, 2007

Effective March 25, 2008, references to Estabrook Capital Management, LLC were deleted from the SAI. These references appear in the second paragraph of the SAI, the sections entitled "Investment Advisors" and "Portfolio Managers" and Appendix B.

Effective March 25, 2008, references to William C. McClean III and George D. Baker in the section entitled "Portfolio Managers" were deleted from the SAI. Such references are replaced with the following information in the specified subsections:

Other Accounts Managed and Ownership of Fund Securities

The following table sets forth information regarding other accounts managed by the portfolio managers of the Funds, as of December 31, 2007.

Name of Fund Manager Other Accounts Managed                Accounts with respect to
and Fund(s) Managed                                        which the advisory fee is
                                                           based on the performance of
                                                           the account
                     -----------------------------------------------------------------
                     Category of  Number of   Total Assets Number of     Total Assets
                     Account      Accounts in in Accounts  Accounts in   in Accounts
                                  Category    in Category  Category      in Category
-                    -----------------------------------------------------------------
Brian C. Ferguson,   Registered   2           $688 million 0             $0
                     investment
Large Cap Value Fund companies
                     -----------------------------------------------------------------
                     Other pooled 6           $93 million  0             $0
                     investment
                     vehicles
                     -----------------------------------------------------------------
                     Other        21          $820 million 0             $0
                     accounts
--------------------------------------------------------------------------------------
Julianne D. McHugh,  Registered   2           $688 million 0             $0
                     investment
Large Cap Value Fund companies
                     -----------------------------------------------------------------
                     Other pooled 6           $93 million  0             $0
                     investment
                     vehicles
                     -----------------------------------------------------------------
                     Other        21          $820 million 0             $0
                     accounts
--------------------------------------------------------------------------------------

The following table sets forth the dollar range of each portfolio manager's beneficial share ownership in the Funds, as of December 31, 2007:

                                                     Dollar Range of
 Name of Portfolio Manager Name of Fund Owned        Shares Owned in the Fund
 -----------------------------------------------------------------------------
 Brian C. Ferguson         Large Cap Value Fund      None
 -----------------------------------------------------------------------------
 Julianne D. McHugh        Large Cap Value Fund      None
 -----------------------------------------------------------------------------

Compensation

As of December 31, 2007, compensation for portfolio managers who are employed by The Bank of New York (the "Advisor") and by the following entities is determined as described below:

The Boston Company Asset Management ("TBCAM"). For employees of the Advisor who are also employed by TBCAM, a portfolio managers' cash compensation is comprised primarily of a market-based salary and incentive compensation plans (annual and long-term incentive). Funding for the TBCAM Annual Incentive Plan and Long Term Incentive Plan is through a predetermined fixed percentage of overall TBCAM profitability. Therefore, all bonus awards are based initially on TBCAM's financial performance. The portfolio managers are eligible to receive annual cash bonus awards from the Annual Incentive Plan. Annual incentive opportunities are pre-established for each individual, expressed as a percentage of base salary ("target awards"). Annual awards are determined by applying multiples to this target award and are capped at a maximum range of incentive opportunity for the job category. Awards are 100% discretionary and regardless of performance will be subject to pool funding availability. Awards are paid in cash on an annual basis. A significant portion of the target opportunity awarded is based upon the one-year and three-year (weighted more heavily) pre-tax performance of the portfolio manager's accounts relative to the performance of the appropriate Lipper and Callan peer groups. Other factors considered in determining the award are individual qualitative performance and the asset size and revenue growth of the products managed.

For research analysts and other investment professionals, awards are distributed to the respective product teams (in the aggregate) based upon product performance relative to TBCAM-wide performance measured on the same basis as described above. Further allocations are made to specific team members by the product portfolio manager based upon sector contribution and other qualitative factors.

All portfolio managers and analysts are also eligible to participate in the TBCAM Long Term Incentive Plan. This plan provides for an annual award, payable in cash after a three-year cliff vesting period. The value of the award increases during the vesting period based upon the growth in TBCAM's net income.